Goodwill - Additional Information (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of reconciliation of changes in goodwill [line items]
Description of basis on which unit's recoverable amount has been determined	The recoverable amounts of the cash generating units are assessed using a fair value less costs of disposal model. Fair value less costs of disposal is calculated using a discounted cash flow approach, with a post-tax discount rate applied to the projected risk-adjusted post-tax cash flows and terminal value.
Discount rate applied to cash flow projections	6.50%	7.00%
Increase in goodwill due to pension liabilities and non controlling interest	£ 10
Consumer Healthcare [member]
Disclosure of reconciliation of changes in goodwill [line items]
Discount rate applied to cash flow projections	6.00%	6.00%
Carrying value of assets with indefinite lives	£ 18,400	£ 18,400